UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2019

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer Identification No.)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market SM

Item 7.01. Regulation FD Disclosure.

On May 7, 2019, Stephen Bianchi, Chairman, Chief Executive Officer and President of Citizens Community Bancorp, Inc. (the "Company") and James S. Broucek, Chief Financial Officer, are scheduled to participate in the D.A. Davidson Financial Institutions Conference to be held in Broomfield, Coloratdo. As part of the conference, the Company's management will provide a presentation to certain participants in attendance regarding certain matters impacting the Company and its operating results. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K, including Items 7.01 and 9.01, and the Exhibit 99.1 attached hereto shall not be deemed "to be filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
This communication is being made in respect of the proposed merger transaction between Citizens Community Bancorp, Inc.(“Citizens”) and F. & M. Bancorp. of Tomah, Inc. (“F&M”). In connection with the proposed merger, Citizens has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-231011) that included the preliminary proxy statement of F&M and a preliminary prospectus of Citizens, as well as other relevant documents regarding the proposed merger. These materials have not yet become effective, are not yet final and may be amended. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will also be sent to F&M shareholders. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT CITIZENS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION.
The registration statement, including the proxy statement/prospectus, and other relevant documents (when they become available), and any other documents filed by Citizens with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Citizens’ website at  www.ccf.us, or by directing a request to Citizens’ CEO, Stephen Bianchi at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Stephen M. Bianchi or by e-mail at sbianchi@ccf.us. The information on Citizens’ website is not, and shall not be deemed to be, a part of this filing or the exhibits incorporated herein or incorporated into other filings made with the SEC.
F&M and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from F&M’s shareholders in connection with the proposed merger. Information about such participants may be obtained by reading the proxy statement/prospectus and the other relevant documents regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning.  Such forward-looking statements are inherently subject to many assumptions, risks and uncertainties arising in the operations and business environment of Citizens and its subsidiary, Citizens Community Federal, National Association (“CCF Bank”). These uncertainties include: conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCF Bank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; risks related to the success of the acquisition of F&M by merger (the “F&M Merger”) and integration of F&M into the Company’s operations; the risk that the F&M Merger may be more difficult, costly or time consuming or that the expected benefits are not realized; the risk that the combined company may be unable to retain the Company and/or F&M personnel successfully after the F&M Merger is completed; the risk that regulatory approvals needed effect the F&M Merger may not be received, may take longer than expected or may impose unanticipated conditions; the possibility that the F&M Merger Agreement may be terminated in accordance with its terms and may not be completed in the anticipated timeframe or at all; the risk that if the F&M Merger were not completed it could negatively impact the stock price and the future business and financial results of the Company; the transaction and merger-related costs in connection with the F&M Merger; litigation relating to the F&M Merger, which could require the Company and F&M to incur significant costs and suffer management distraction, as well as delay and/or enjoin the F&M Merger; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed further in Part I, Item 1A, “Risk Factors,” in Citizens’ Form 10-K, for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019 and Citizens’ subsequent filings with the SEC. Citizens undertakes no obligation to make any revisions to the forward-looking statements or to update them to reflect events or circumstances occurring after the date of this filing.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit

	99.1	Investor Conference Meeting Presentation to be held on May 7, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: May 6, 2019	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer